UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 18, 2023

BAR HARBOR BANKSHARES

(Exact Name of Registrant as Specified in its Charter)

Maine	001-13349	01-0393663
(State or Other Jurisdiction) of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

PO Box 400		04609-0400
82 Main Street		(Zip Code)
Bar Harbor, Maine
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (207) 288-3314

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $2.00 per share	BHB	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01Regulation FD Disclosure.

On May 22, 2023, Bar Harbor Bankshares (the “Company”) issued a press release announcing that its board of directors (the “Board”) has authorized a stock repurchase plan (the “Repurchase Plan”) pursuant to which the Company may repurchase up to 756,000 shares of Company common stock, which represents approximately 5% of our outstanding common stock as of April 30, 2023, a copy of which is furnished as Exhibit 99.1 hereto and incorporated herein by reference. All information included in the press release is of the date thereof, and the Company does not assume any obligation to update such information in the future.

The information set forth in this Item 7.01 (including the information in Exhibit 99.1 hereto) is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liability under the Exchange Act. Such information shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On May 22, 2023, the Company announced that its Board authorized the Repurchase Plan.  Stock repurchases under the Repurchase Plan will be made from time to time in the open market or privately negotiated transactions, potentially including through a Rule 10b5-1 plan, or otherwise, at the discretion of management of the Company and in accordance with applicable legal requirements. The Repurchase Plan does not obligate the repurchase of any particular dollar amount or number of shares of common stock, and may be suspended or discontinued at any time without notice. The Company currently anticipates the Repurchase Plan will remain in effect for 12 months following the Board’s approval of the Repurchase Plan on May 18, 2023, unless the entire authorized amount of shares is sooner repurchased.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Bar Harbor Bankshares dated May 22, 2023
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Bar Harbor Bankshares

May 22, 2023	By:	/s/ Curtis C. Simard
Curtis C. Simard
President and CEO